Exhibit 99.1

Web.com Reports Fourth Quarter and Full Year 2016 Financial Results

•	Solid progress on Yodle integration and strong financial performance that beat profit targets and hit the high end of revenue guidance

•	Generated $128 million of operating cash flow and $106 million of free cash flow for the year

•	Paid down $81 million of debt during the year

•	Repurchased 1.7 million shares for $29 million, of which 0.7 million shares for $11 million were repurchased in the fourth quarter

JACKSONVILLE, Fla. - February 9, 2017 - Web.com Group, Inc. (NASDAQ: WEB), a leading provider of Internet services and online marketing solutions for small businesses, today announced results for the fourth quarter and full year ended December 31, 2016.
“Web.com reported a strong finish to 2016, with fourth quarter financial results that exceeded our expectations for profitability and were at the high end of our revenue goals. During the quarter, our team executed on a number of our strategic priorities. We will build on this success and momentum to realize further benefits of the Yodle integration,” said David L. Brown, chairman, chief executive officer and president of Web.com.
Brown continued, “As we begin 2017, we will remain focused on improving customer retention and product innovation, which we believe will drive accelerating growth in the second half of the year. At the same time, we expect to continue to generate significant free cash flow that we intend to utilize to pay down debt and repurchase shares to deliver value to our shareholders."
Summary of Fourth Quarter 2016 Financial Results

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $187.2 million for the fourth quarter of 2016, compared to $138.3 million for the fourth quarter of 2015. Non-GAAP revenue was $188.9 million for the fourth quarter of 2016, compared to $141.3 million in the year ago quarter, and at the high end of the company's guidance range of $186 to $189 million.

•
GAAP operating income was $12.1 million for the fourth quarter of 2016, compared to $18.9 million for the fourth quarter of 2015, representing a 6% and 14% GAAP operating margin, respectively. Non-GAAP operating income was $41.9 million for the fourth quarter of 2016, representing a 22%

non-GAAP operating margin, compared to $36.9 million for the fourth quarter of 2015, representing a 26% non-GAAP operating margin.

•
GAAP net income was $1.9 million, or $0.04 per diluted share, for the fourth quarter of 2016, representing a 1% GAAP net income margin. GAAP net income was $77.0 million, or $1.48 per diluted share, in the fourth quarter of 2015, representing a 56% GAAP net income margin. GAAP net income in the fourth quarter of 2015 was favorably impacted by the release of certain valuation allowances on the company's deferred tax assets resulting in the recognition of a large tax benefit in the quarter. Without the release of the valuation allowances, the fourth quarter tax provision would have been $6.1 million of expense. The release resulted in a benefit of $68.8 million, bringing the net tax benefit to $62.7 million, in the fourth quarter of 2015.

•
Adjusted EBITDA was $47.4 million for the fourth quarter of 2016, representing a 25% adjusted EBITDA margin, compared to $42.0 million for the fourth quarter of 2015, representing a 30% adjusted EBITDA margin.

•
The company generated cash from operations of $38.1 million for the fourth quarter of 2016, compared to $40.2 million of cash from operations for the fourth quarter of 2015. Free cash flow was $33.6 million for the fourth quarter of 2016, compared to $36.6 million for the fourth quarter of 2015.

Fourth Quarter and Recent Business Highlights

•	Web.com's total net subscribers were approximately 3,458,000 at the end of the fourth quarter of 2016, up approximately 10,000 from the end of the third quarter of 2016.

•
Web.com's average revenue per user (ARPU) was $18.07 for the fourth quarter of 2016 compared to $13.92 for the fourth quarter of 2015. ARPU was down sequentially during the fourth quarter of 2016 from $18.47 for the third quarter of 2016.

•	Web.com's trailing twelve month customer retention rate was 85.4% for the fourth quarter of 2016.

•	Web.com used $25.0 million in cash to reduce debt during the fourth quarter of 2016.

•	Web.com repurchased 687,000 shares for $11.1 million in the fourth quarter of 2016.

Summary of Full Year 2016 Financial Results

•	Total revenue, calculated in accordance with GAAP, was $710.5 million for 2016, compared to $543.5 million for 2015. Non-GAAP revenue was $728.9 million for 2016, compared to $559.4 million in 2015.

•
GAAP operating income was $44.7 million for 2016 compared to $61.7 million for 2015, representing a 6% and 11% GAAP operating margin, respectively. Non-GAAP operating income was $158.2 million for 2016, representing a 22% non-GAAP operating margin, compared to $138.8 million for 2015, representing a 25% non-GAAP operating margin.

•
GAAP net income was $4.0 million, or $0.08 per diluted share, for 2016, representing a 1% GAAP net income margin. GAAP net income was $90.0 million, or $1.72 per diluted share, in 2015, representing a 17% GAAP net income margin. GAAP net income for 2015 was favorably impacted by the release of certain valuation allowances on the company's deferred tax assets resulting in the recognition of a large tax benefit in the fourth quarter. Without the release of the valuation allowances, the full year 2015 tax provision would have been $20.5 million of expense. The release resulted in a benefit of $68.8 million, bringing the net tax benefit to $48.3 million for the full year 2015.

•
Adjusted EBITDA was $179.5 million for the twelve months ended December 31, 2016, representing a 25% adjusted EBITDA margin, compared to $155.8 million for the twelve months ended December 31, 2015, representing a 28% adjusted EBITDA margin.

•	Cash from operations was $127.8 million for 2016 compared to $152.7 million for 2015. Free cash flow was $105.7 million for 2016, compared to $138.0 million for 2015.

As discussed at the company's investor day on December 13, 2016, Web.com will no longer report or guide to non-GAAP net income and non-GAAP net income per diluted share to ensure compliance with the recently issued interpretations from the SEC.

Conference Call Information
Management will host a conference call today, February 9, 2017, at 5:00 p.m. ET, to discuss Web.com's fourth quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 877-719-9801 (domestic) or 719-325-4768

(international). A replay of this conference call will be available until February 23, 2017 at 844-512-2921 (domestic) or 412-317-6671 (international). The replay conference ID is 8889357.

About Web.com
Web.com Group, Inc. (Nasdaq: WEB) is a global provider of a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products, eCommerce solutions and call center services. For more information, please visit www.web.com; follow the company on Twitter @webdotcom or on Facebook at www.facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, in ways that management views or uses to assess the performance of the company. Web.com's management uses these non-GAAP measures as important indicators of the company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

• Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because management believes that excluding such measures helps management and investors better understand the company's revenue trends.
• Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, asset impairment, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, and stock-based compensation charges, because management believes that adjusting for such measures helps management and investors better understand the company's operating activities.
• Adjusted EBITDA and Adjusted EBITDA Margin. Web.com excludes from adjusted EBITDA and adjusted EBITDA margin depreciation and amortization expense, asset impairment, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the company's operating activities.
• Non-GAAP Cost of Revenue (excluding depreciation and amortization). Web.com excludes from non-GAAP cost of revenue (excluding depreciation and amortization) the fair value adjustment to deferred expense and stock based compensation charges because management believes that adjusting for such measures helps management and investors better understand the company's operating activities.

• Free Cash Flow. Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

• Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in the company's financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the company's operating results to the company's competitors, management excludes this item from various non-GAAP measures.
• Asset impairment. Web.com has recorded expenses related to asset impairment and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the company's business operations.
• Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the company's operating results to the company's competitors, management excludes this item from various non-GAAP measures.
• Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the company's operating results to the company's competitors, management excludes this item from various non-GAAP measures.

• Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the company's business operations.
• Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.
• Corporate development expenses. Web.com incurred expenses relating to acquisitions and the successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the company's business operations.
• Gains or losses from asset sales or impairment and certain other transactions. Web.com excludes the impact of asset sales or impairment and certain other transactions including debt extinguishments and the sale of equity method investment from its non-GAAP measures because the impact of these items is not considered part of the company's ongoing operations.

• Monthly average revenue per user, or ARPU. ARPU is a metric the company measures on a quarterly basis. The company defines ARPU as quarterly non-GAAP subscription revenue divided by the average of the number of subscribers at the beginning of the quarter and the number of subscribers at the end of the quarter, divided by three months. The company excludes from subscription revenue the impact of the fair value adjustments to deferred revenue resulting from acquisition-related write downs.

Forward-Looking Statements
This press release includes "forward-looking statements" including, without limitation, the statement that Web.com is confident that its differentiated set of solutions positions it well to deliver improved growth and performance going forward, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation: risks related to the successful offering of the products and services of Web.com; the risk that the integration of Yodle may not result in in further benefits, and other risks that may impact Web.com's business are set forth under the caption, "Risk Factors," in Web.com's Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Ira Berger
904-680-6909
Ira.Berger@web.com

Media:
Brian Wright
904-371-6856
Brian.Wright@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statement of Comprehensive Income
(in thousands, except for per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015

Revenue	$187,203	$138,320	$710,505	$543,461

Cost of revenue and operating expenses
Cost of revenue (excluding depreciation and amortization)	56,843	45,433	224,032	184,751
Sales and marketing	52,427	33,579	210,294	139,971
Technology and development	17,904	9,509	65,800	35,529
General and administrative	20,529	15,773	74,919	64,592
Restructuring charges	1,570	224	3,617	559
Asset impairment	7,111	—	9,091	—
Depreciation and amortization	18,697	14,906	78,048	56,345
Total cost of revenue and operating expenses	175,081	119,424	665,801	481,747

Income from operations	12,122	18,896	44,704	61,714

Interest expense, net	(7,932)	(4,616)	(30,462)	(20,013)
Net income before income taxes	4,190	14,280	14,242	41,701
Income tax (expense) benefit	(2,276)	62,697	(10,252)	48,260
Net income	1,914	76,977	3,990	89,961

Other comprehensive income (loss):
Foreign currency translation adjustments	(496)	(289)	(1,901)	(724)
Unrealized (loss) gain on investments, net of tax	—	(2)	28	(31)
Total comprehensive income	$1,418	$76,686	$2,117	$89,206

Net income per basic common share	$0.04	$1.55	$0.08	$1.79

Net income per diluted common share	$0.04	1.48	$0.08	1.72

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share count)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$20,447	$18,706
Accounts receivable, net of allowance of $1,695 and $1,815, respectively	20,567	12,892
Prepaid expenses	12,311	8,151
Deferred expenses	60,217	59,400
Other current assets	1,872	4,380
Total current assets	115,414	103,529

Property and equipment, net	53,132	41,963
Deferred expenses	49,127	50,113
Goodwill	871,751	639,145
Intangible assets, net	413,127	318,107
Other assets	11,282	4,482
Total assets	$1,513,833	$1,157,339

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$19,619	$9,974
Accrued expenses	14,475	13,303
Accrued compensation and benefits	18,307	13,765
Deferred revenue	230,206	219,187
Current portion of debt	16,847	11,169
Deferred consideration	20,244	—
Other liabilities	5,034	3,802
Total current liabilities	324,732	271,200

Deferred revenue	195,859	191,426
Long-term debt	647,294	411,409
Deferred tax liabilities	80,135	37,840
Other long-term liabilities	30,361	7,287
Total liabilities	1,278,381	919,162
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 50,278,137 and 50,683,717 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	50	51
Additional paid-in capital	578,486	565,648
Treasury stock at cost, 3,146,012 shares as of December 31, 2016, and 2,120,944 shares as of December 31, 2015	(62,430)	(44,750)
Accumulated other comprehensive loss	(4,020)	(2,148)
Accumulated deficit	(276,634)	(280,624)
Total stockholders' equity	235,452	238,177
Total liabilities and stockholders' equity	$1,513,833	$1,157,339

Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$187,203	$138,320	$710,505	$543,461
Fair value adjustment to deferred revenue	1,658	3,017	18,363	15,909
Non-GAAP revenue	$188,861	$141,337	$728,868	$559,370

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$12,122	$18,896	$44,704	$61,714
Amortization of intangibles	13,197	9,817	56,805	39,283
Loss on sale of assets	7	—	7	—
Asset impairment	7,111	—	9,091	—
Stock based compensation	5,506	4,813	20,714	20,064
Restructuring charges	1,570	224	3,617	559
Corporate development	706	2	4,631	599
Fair value adjustment to deferred revenue	1,658	3,017	18,363	15,909
Fair value adjustment to deferred expense	68	128	301	633
Non-GAAP operating income	$41,945	$36,897	$158,233	$138,761

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	6%	14%	6%	11%
Amortization of intangibles	7	7	8	7
Loss on sale of assets	—	—	—	—
Asset impairment	4	—	1	—
Stock based compensation	3	3	3	4
Restructuring charges	1	—	—	—
Corporate development	—	—	1	—
Fair value adjustment to deferred revenue	1	2	3	3
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	22%	26%	22%	25%

Diluted weighted average shares
Dilutive shares:
Basic weighted average common shares	49,160	49,716	49,262	50,243
Dilutive stock options	1,035	1,886	1,265	1,757
Dilutive restricted stock	333	469	352	426
Dilutive performance shares	22	78	1	16
Total dilutive weighted average common shares	50,550	52,149	50,880	52,442

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Reconciliation of GAAP net income to adjusted EBITDA
GAAP net income	$1,914	$76,977	$3,990	$89,961
Depreciation and amortization	18,697	14,906	78,048	56,345
Loss on sale of assets	7	—	7	—
Asset impairment	7,111	—	9,091	—
Stock based compensation	5,506	4,813	20,714	20,064
Restructuring charges	1,570	224	3,617	559
Corporate development	706	2	4,631	599
Fair value adjustment to deferred revenue	1,658	3,017	18,363	15,909
Fair value adjustment to deferred expense	68	128	301	633
Interest expense, net	7,932	4,616	30,462	20,013
Income tax expense (benefit)	2,276	(62,697)	10,252	(48,260)
Adjusted EBITDA	$47,445	$41,986	$179,476	$155,823

Reconciliation of GAAP net income margin to adjusted EBITDA margin
GAAP net income margin	1%	56%	1%	17%
Depreciation and amortization	10	11	11	10
Loss on sale of assets	—	—	—	—
Asset impairment	4	—	1	—
Stock based compensation	3	3	3	4
Restructuring charges	1	—	—	—
Corporate development	—	—	1	—
Fair value adjustment to deferred revenue	1	2	3	3
Fair value adjustment to deferred expense	—	—	—	—
Interest expense, net	4	3	4	4
Income tax expense (benefit)	1	(45)	1	(10)
Adjusted EBITDA margin	25%	30%	25%	28%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$38,093	$40,161	$127,840	$152,731
Capital expenditures	(4,466)	(3,590)	(22,140)	(14,747)
Free cash flow	$33,627	$36,571	$105,700	$137,984

Net cash used in investing activities	$(4,470)	$(3,590)	$(326,953)	$(16,077)
Net cash (used in) provided by financing activities	$(34,967)	$(36,259)	$200,917	$(140,431)

Revenue
Subscription	$185,479	$136,540	$703,562	$535,706
Professional services and other	1,724	1,780	6,943	7,755
Total	$187,203	$138,320	$710,505	$543,461

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Stock based compensation
Cost of revenue	$64	$446	$1,097	$1,933
Sales and marketing	1,497	1,023	5,266	4,632
Technology and development	1,074	666	3,799	2,947
General and administrative	2,871	2,678	10,552	10,552
Total	$5,506	$4,813	$20,714	$20,064

Reconciliation of GAAP cost of revenue (excluding depreciation and amortization) to non-GAAP cost of revenue (excluding depreciation and amortization)
Cost of revenue (excluding depreciation and amortization)	$56,843	$45,433	$224,032	$184,751
Fair value adjustment to deferred expense	(68)	(128)	(301)	(633)
Stock based compensation	(64)	(446)	(1,097)	(1,933)
Non-GAAP cost of revenue (excluding depreciation and amortization)	$56,711	$44,859	$222,634	$182,185

	Three months ended December 31, 2016	Three months ended December 31, 2015	Three months ended September 30, 2016
Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU
GAAP revenue	$187,203	$138,320	$190,686
Fair value adjustment to deferred revenue	1,658	3,017	2,108
Non-GAAP revenue	$188,861	$141,337	$192,794
Professional services and other revenue	(1,724)	(1,780)	(1,915)
Non-GAAP subscription revenue used in ARPU	$187,137	$139,557	$190,879
Average subscribers (in thousands)	3,452	3,342	3,445
ARPU (Non-GAAP subscription revenue per subscriber over 3 month period)	$18.07	$13.92	$18.47

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)
(unaudited)
	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Cash flows from operating activities
Net income	$1,914	$76,977	$3,990	$89,961
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,697	14,906	78,048	56,345
Stock based compensation	5,506	4,813	20,714	20,064
Deferred income taxes	1,506	(63,355)	7,714	(50,242)
Amortization of debt issuance costs and other	3,700	2,900	14,015	11,392
Asset impairment	7,112	—	9,091	—
Changes in operating assets and liabilities:
Accounts receivable, net	(524)	239	(3,056)	4,000
Prepaid expenses and other assets	3,027	3,660	(7,540)	2,235
Deferred expenses	1,153	1,425	170	4,206
Accounts payable	(1,476)	2,378	(1,388)	(489)
Accrued expenses and other liabilities	632	(3,165)	(1,473)	(792)
Accrued compensation and benefits	1,900	663	(406)	8,065
Deferred revenue	(5,054)	(1,280)	7,961	7,986
Net cash provided by operating activities	38,093	40,161	127,840	152,731

Cash flows from investing activities
Business acquisitions, net of cash acquired	—	—	(303,262)	(1,330)
Capital expenditures	(4,466)	(3,590)	(22,140)	(14,747)
Other	(4)	—	(1,551)	—
Net cash used in investing activities	(4,470)	(3,590)	(326,953)	(16,077)

Cash flows from financing activities
Stock issuance costs	(5)	(21)	(27)	(104)
Common stock repurchased	(15)	(111)	(4,261)	(2,412)
Payments of long-term debt and revolving credit facility	(25,000)	(27,750)	(80,500)	(95,250)
Proceeds from exercise of stock options	1,154	1,310	4,970	7,952
Proceeds from long-term debt issued	—	—	200,000	—
Proceeds from borrowings on revolving credit facility	—	—	115,000	—
Debt issuance costs	—	—	(5,700)	—
Common stock purchases under repurchase plan	(11,101)	(9,687)	(28,565)	(50,617)
Net cash (used in) provided by financing activities	(34,967)	(36,259)	200,917	(140,431)

Effect of exchange rate changes on cash	(27)	1	(63)	(2)
Net increase (decrease) in cash and cash equivalents	(1,371)	313	1,741	(3,779)
Cash and cash equivalents, beginning of period	21,818	18,393	18,706	22,485
Cash and cash equivalents, end of year	$20,447	$18,706	$20,447	$18,706

Supplemental cash flow information
Interest paid	$3,543	$1,112	$15,764	$8,761
Income tax paid	$803	$556	$3,590	$2,076